UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) January 31, 2003
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                           VIKING CAPITAL GROUP, INC.
                           --------------------------
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
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                 (State or Other Jurisdiction of Incorporation)


              0-22744                                    87-0442090
      -------------------------                  -------------------------
       Commission File Number                    (IRS Employer Ident. No.)


      Two Lincoln Centre, 5420 LBJ Freeway, Suite 300, Dallas, Texas 75240
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         (Address of Principal Executive Offices)           (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure

         The information set forth in the Registrant's news release dated January 31, 2003 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release. The filing of this news release is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

Item 7. Exhibits

     Designation of Exhibit
     In This Report             Description of Exhibit
     -------------------        ------------------------------------------------

             99                 Registrant's News Release Dated January 31, 2003

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Viking Capital Group, Inc.


Date: January 31, 2003              /s/ Matthew W. Fossen
                                    ---------------------
                                    Matthew W. Fossen
                                    President, Chief Financial Officer





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